SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                 Date of Report (Date of earliest event reported):
                                 January 15, 2002


                       KANSAS CITY SOUTHERN INDUSTRIES, INC.
                       -------------------------------------
                (Exact name of company as specified in its charter)


       DELAWARE                  1-4717                   44-0663509
---------------------         -------------           -------------------
(State or other jurisdiction  (Commission file           (IRS Employer
   of incorporation)             number)              Identification Number)


                 114 West 11th Street, Kansas City, Missouri 64105
                 -------------------------------------------------
                (Address of principal executive offices) (Zip Code)


                 Company's telephone number, including area code:

                                (816) 983 - 1303

                                 Not Applicable

           (Former name or former address if changed since last report)

Item 5.            Other Events

Kansas City Southern Industries, Inc. ("KCSI" or "Company") is filing under Item 5 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the KCSI news release, dated January 15, 2002, announcing that Mexican courts have agreed to hear the legal actions initiated by NAFTA Rail S.A. de C.V. ("NAFTA Rail"), a Mexican subsidiary of KCS, challenging certain resolutions adopted by Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V. ("Grupo TFM") at the end of 2001. NAFTA Rail has challenged certain resolutions, among others, involving approval of (i) a dividend to the shareholders of Grupo TFM and (ii) TFM, S.A. de C.V.'s lease of the northern half of the international railroad bridge at Laredo, Texas from Mexrail, Inc. The resolutions were adopted at Grupo TFM with only the affirmative vote of Grupo TMM, S.A. de C.V. ("TMM"), one of the shareholders of Grupo TFM. NAFTA Rail pursued legal actions because it believes that the resolutions were adopted in contravention of NAFTA Rail's minority shareholder rights at Grupo TFM. TMM is the majority shareholder of both Grupo TFM and Mexrail, Inc.

Item 7.     Financial Statements and Exhibits

(c)         Exhibits

            Exhibit No.                         Document

            (99)                                Additional Exhibits

            99.1 Press Release issued by Kansas City Southern Industries, Inc. dated January 15, 2002 entitled, "Mexican Courts Agree to Hear
                                                Legal Actions Challenging
                                                Unilateral Decisions by TMM" is
                                                attached hereto as Exhibit 99.1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Kansas City Southern Industries, Inc.


Date: January 18, 2002                     By: /s/  Louis G. Van Horn
                                              ----------------------------
                                                    Louis G. Van Horn
                                             Vice President and Comptroller
                                             (Principal Accounting Officer)

EXHIBIT 99.1

                                                          Date: January 15, 2002


Kansas City Southern                Media Contact:  William Galligan816/983-1551
Industries, Inc.                    e-mail:         william.h.galligan@kcsr.com
114 West 11th Street
Kansas City, MO  64105

NYSE Symbol: KSU

Mexican Courts Agree to Hear Legal Actions Challenging Unilateral Decisions by
TMM

Kansas City Southern Industries (KCS) announced today that Mexican courts have agreed to hear the legal actions initiated by NAFTA Rail, a Mexican subsidiary of KCS, challenging certain resolutions adopted by Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V. (Grupo TFM) at the end of last year. NAFTA Rail has challenged certain resolutions, among others, involving approval of (i) a dividend to the shareholders of Grupo TFM and (ii) TFM, S.A. de C.V.'s lease of the northern half of the international railroad bridge at Laredo, Texas from Mexrail, Inc. The resolutions were adopted at Grupo TFM with only the affirmative vote of Grupo TMM, S.A. de C.V. (TMM), one of the shareholders of Grupo TFM. NAFTA Rail pursued legal actions because it believes that the resolutions were adopted in contravention of NAFTA Rail's minority shareholder rights at Grupo TFM. TMM is the majority shareholder of both Grupo TFM and Mexrail, Inc.

On December 21, 2001, KCS filed for injunctive relief in this matter in the Chancellery Court of Delaware. Mexrail, Inc. is a Delaware corporation. While the Delaware court did not grant injunctive relief, questioning its jurisdiction over the dividend issue, it also did not rule on the merits of the lease of the bridge, which may still be considered. Likewise, NAFTA Rail asked the Mexican courts to consider an immediate suspension of the resolutions. The Mexican court considering the request for immediate suspension of the payment of the dividend, did not believe it had sufficient information to grant the immediate suspension requested at this time, but did accept the suit for litigation on the merits of the case.

"This matter is between KCS and TMM. We fully support Grupo TFM and its management, and Grupo TFM continues to develop as the premiere rail carrier in Mexico," said William Galligan, a KCS spokesman. Galligan added that: "KCS will continue to take all actions necessary to protect its investment and its rights in Mexico."

KCSI is listed on the New York Stock Exchange as KSU and it owns The Kansas City Southern Railway Company and other transportation-related holdings.

This press release includes statements concerning potential future events involving the Company, which could materially differ from the events that actually occur. The differences could be caused by a number of factors including those identified in KCSI's December 31, 2000 Form 10-K and the current report on Form 8-K dated December 11, 2001, each filed by the Company with the Securities and Exchange Commission (SEC). The Company will not update any forward-looking statements in this press release to reflect future events or developments.